Deposits (FY) (Tables)	12 Months Ended
Dec. 31, 2017
Deposits [Abstract]
Scheduled Maturities Of Time Deposit
The aggregate amount of time deposits in denominations of $250,000 or more was approximately $171,529,000 and $123,053,000 at December 31, 2017 and 2016, respectively. At December 31, 2017, the scheduled maturities of time deposits are as follows (in thousands):

2018	$290,093
2019	84,906
2020	36,170
2021	14,353
2022	16,039
Thereafter	120
Total	$441,681